SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2021

SPYR, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 33-20111	75-2636283 (I.R.S. Employer Identification Number)

8547 E. Arapahoe Rd #J527

Greenwood Village, CO 80112

(Address of Principal Executive Offices and Zip Code)

(303) 991-8000

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
NONE	N/A	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On September 10, 2021, the Registrant replaced Haynie & Company with the firm of Causey, Demgen & Moore P.C. as its independent accountant engaged as the principal accountant to audit the Registrant's financial statements.

Other than an explanatory paragraph included in Haynie & Company's audit reports for the Company's fiscal year ended December 31, 2019 and 2020 relating to the uncertainty of the Company's ability to continue as a going concern, Haynie & Company’s reports on the Registrant’s financial statements as of and for the years ended December 31, 2019 and 2020 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

The Registrant’s Board of Directors was informed of and approved the replacement of Haynie & Company with Causey, Demgen & Moore, P.C.

The Registrant provided Haynie & Co. with a copy of its disclosures prior to filing this Form 8-K, requesting that it furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. Once the Registrant receives the letter from Haynie & Co., it will amend this Form 8-K to include the correspondence.

During the years ended December 31, 2020 and 2019, and through September 10, 2021, there were no disagreements with Haynie & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Haynie & Company, would have caused Haynie & Company to refer to the subject matter of the disagreement(s) in connection with its reports.

(b) Effective September 10, 2021, the Registrant engaged Causey, Demgen & Moore P.C. as its principal accountant to audit the Registrant’s financial statements. During the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging Causey, Demgen & Moore P.C., the Registrant did not consult with Causey, Demgen & Moore P.C. concerning the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matter subject to a disagreement under Item 304(a)(1)(v) of Reg. SK.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYR, INC. (Registrant)

Date: September 16, 2021

By:/s/ James R. Thompson

Chief Executive Officer

President

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